Accrued expenses payable	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Accrued expenses payable
20.	Accrued expenses payable

	2019	2018
Accruals and estimations	$4,616	$4,500
Labor related provisions	44,401	36,953
Liability for social security contributions	5,617	4,955
Other	739	982

	$55,373	$47,390

As of December 31, 2019, accruals and estimations include the estimated balance of the current portion of the provision for maintenance of $4.6 million (2018: $4.5 million) (see note 21).
Labor related provisions include a profit-sharing program for both management and non-management staff. For members of management, profit-sharing is based on a combination of the Company’s performance as a whole and the achievement of individual goals. Profit-sharing for non-management employees is based solely on the Company’s performance. The accrual at year-end represents the amount expensed for the current year, which is expected to be settled within 12 months.